UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A3

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2005

MARKETSHARE RECOVERY, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15807	31-1190725
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

33 South Service Road, Suite 111
Jericho, NY 11753
(Address of Principal Executive Offices)

(516) 750-9733
(Registrant's telephone number, including area code)

95 Broadhollow Road, Suite 101
Melville, NY 11747
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

EXPLANATORY NOTE

bioMETRX, Inc. is filing this Amendment No. 3 to its Current Report on Form 8-K originally field with the Securities and Exchange Commission (“SEC”) on June 3, 2005, and the amendments to this Form 8-K filed on June 8, 2005 and September 1, 2005. We are only filing herewith revised proforma financial information. Accordingly, unless otherwise expressly stated, this Amendment No. 3 does not reflect events occurring after the filing of the original 8-K or modify or update in any way disclosures contained in the original Form 8-K.

Item 9.01 Financial Statements and Exhibits

The Financial Statement required by Item 310 of Regulation S-B is stated in U.S. dollars and are prepared in accordance with U.S. Generally Accepted Accounting Principles.

(a)	Financial Statements of bioMetrx Technologies, Inc.

•	Report of Independent Registered Public Accounting Firm*

•	Balance Sheets as of December 31, 2004 and March 31, 2005 (unaudited).*

•	Statement of operations for the years ended December 31, 2004 and 2003 and the period from February 1, 2001 (inception) to March 31, 2005 unaudited and three months ended March 31, 2005 (unaudited).*

•
Statements of cash flows for the years ended December 31, 2004 and 2003 and the period from February 1, 2001 (inception) to March 31, 2005 unaudited and for the three months ended March 31, 2005 (unaudited).*

•	Statements of changes in stockholders' equity for the period from February 1, 2001 (inception) to December 31, 2004 and for the three months ended March 31, 2005 (unaudited).*

•	Notes to Financial Statements*

(b)	Pro Forma Financial Information

•	Unaudited Pro forma condensed combined balance sheet as of March 31, 2005.**

•	Unaudited Pro forma combined condensed statement of operations for the year ended December 31, 2004 and March 31, 2005.**

•	Unaudited Pro forma combined condensed statement of operations for the three months ended March 31, 2005**

•	Notes to pro forma condensed combined financial statements.**

(c)	Exhibits

2.1	Agreement and Plan of Merger dated as of April 27, 2005 (Incorporated by reference to Exhibit 10.1 to our Form 8-K report dated April 27, 2005)

99.1	Press Release dated May 31, 2005 (Incorporated by reference to Exhibit 99.1 to our Form 8-K/A report dated May 27, 2005)

99.2	Descriptive Memorandum dated June 8, 2005*

__________________
* Previously filed.

** Filed herewith.

MARKETSHARE RECOVERY, INC. & SUBSIDIARIES
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
March 31, 2005
(Unaudited)

	Marketshare Recovery Inc.	Biometrx Technologies, Inc.		Pro Forma Dr.		Adjustments Cr.	Pro Forma Balances

ASSETS
Current Assets:

Cash	-	299,354	3	25,000			324,354
Cash in Escrow	45,000	-					45,000
Restricted Cash	-	275,000					275,000
Marketable Securities	6,545	-					6,545
Due from Related Party	-	75,000			5	75,000	-
Loans Receivable- Stockholder	-	231,404					231,404

Total Current Assets	51,545	880,758					882,303

Other Assets:
Security Deposit	-	2,860					2,860

TOTAL ASSETS	$51,545	$883,618					885,163

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:

Loan Payable- Stockholder	109,736	-					109,736
Advances on Letter of Intent	75,000	-	5	75,000			-
Accrued Expenses	180,940	73,426					254,366
Accrued Taxes Payable	-	40,989					40,989
Accrued Payroll	-	835,000	3	470,000			365,000
Commissions Payable	-	105,000					105,000

Total Current Liabilities	365,676	954,415					875,091

Stockholders' Deficit

Common Stock $.001 par value: 50,000,000 shares authorized: 3,806,221 shares issued and outstanding
Common Stock $.001 par value: 20,000,000 shares authorized: 11,162,999 shares issued and outstanding	3,806	11,071	2	2,208	1	14,218	26,794
			4	1,598	3	1,505
-
Additional Paid-In-Capital	1,902,954	1,713,679	1	14,218	2	2,208	2,378,825
			3	10,000	3	1,003,495
			4	1,905,162
			4	314,131
Deferred Compensation (Net)	-	(91,667)					(91,667)
Accumulated Deficit	(2,220,891)	(1,803,880)	3	500,000	4	2,220,891	(2,303,880)

Total Stockholders' Deficit	(314,131)	(170,797)					10,072

Total Liabilities and Stockholders' Deficit	$51,545	$883,618		3,317,317		3,317,317	885,163

MARKETSHARE RECOVERY, INC. & SUBSIDIARY
PROFORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2005
(Unaudited)

	Marketshare Recovery Inc.	Biometrx Technologies, Inc.	Pro Forma Adjustments	Pro Forma Balances

REVENUES	$-	$-	$-	$-

Expenses:
General and Administrative Expenses	46,636	179,566		226,202
Research and Development Expenses	-	32,362		32,362
Amortization	-	14,583		14,583
Total Operating Expenses	46,636	226,511	-	273,147

Operating Loss	(46,636)	(226,511)	-	(273,147)

Other Expenses
Interest Expense- Stockholder	(2,165)	-
Unrealized Loss on Marketable Securities	(14,847)	-	-	-

Total Other Expenses	(17,012)	-	-	-

Net Loss	$(63,648)	$(226,511)	$-	$(273,147)

Weighted Average Common Shares Outstanding				12,675,443

Net Loss per Common Share (Basic and Diluted)				$(0.02)

MARKETSHARE RECOVERY, INC. & SUBSIDIARY
PROFORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004
(Unaudited)

	Marketshare Recovery Inc.	Biometrx Technologies, Inc.	Pro Forma Adjustments	Pro Forma Balances

REVENUES
Net Revenues - Sale of Distribution Lists	$240,716	$-	$-	$240,716
License Fee Revenue - Related Party	46,567	-	-	46,567
	287,283	-	-	287,283

COST OF REVENUES	154,175	-	-	154,175

GROSS PROFIT	133,108	-	-	133,108

EXPENSES
General and Administrative Expenses	215,783	581,306	-	797,089
Research and Development Expenses	-	128,575	-	128,575
Amortization	-	58,333	-	58,333
Total Operating Expenses	215,783	768,214	-	983,997

Operating Loss	(82,675)	(768,214)	-	(850,889)

Other Expenses
Interest Expense- Stockholder	(12,590)	-	-	(12,590)
Interest Expense	(1,854)	-	-	(1,854)
Loss on Sale of Marketable Securities	(45,439)	-	-	(45,439)
Unrealized Loss on Marketable Securities	(1,851)	-	-	(1,851)

Total Other Expenses	(61,734)	-	-	(61,734)

Net Loss	$(144,409)	$(768,214)	$-	$(912,623)

Weighted Average Common Shares Outstanding				11,891,265

Net Loss per Common Share (Basic and Diluted)				$(0.08)

MARKETSHARE RECOVERY, INC. AND SUBSIDIARIES
NOTES TO THE UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following adjustments to the unaudited pro forma consolidated financial statements as of March 31, 2005 reflects the issuance of 14,218,424 shares of the Company’s common stock for the acquisition of all of the outstanding capital stock of bioMetrx Technologies, Inc. (“bioMetrx”) and that the transaction occurred as of March 31, 2005:

1.	To reflect the issuance of 14,218,424 shares of the Company’s common stock for the acquisition of all of the outstanding capital stock of bioMetrx.

2.	To reflect the cancellation of 2,208,251 shares of Marketshare’s common stock.

3.	To reflect the issuance of 1,505,000 shares of bioMetrx common stock during the period April and May 2005.

4.
To reflect the recapitalization of the reverse merger. For financial accounting purposes, the exchange of stock will be treated as a recapitalization of Marketshare Recovery, Inc. with the former shareholders of the Company retaining 1,597,700 or approximately 10% of the outstanding stock.

5.	To eliminate intercompany accounts.

1
Additional Paid-In Capital	14,218
Common Stock		14,218

2
Common Stock - Marketshare	2,208
Additional Paid-In Capital		2,208

3
Cash	$25,000
Additional Paid-In Capital	10,000
Accrued Salaries	470,000
S,G & A Expenses	500,000
Common Stock		$1,505
Additional Paid-In Capital		1,003,495

4
Common Stock - bioMetrx	12,576
Additional Paid-In Capital - Marketshare	1,902,954
Additional Paid-In Capital - biometrx	305,361
Accumulated Deficit - Marketshare		2,220,891

5
Advances on Letter of Intent	75,000
Due from Related Party		75,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKETSHARE RECOVERY, INC.

By:	/s/ Mark Basile
Mark Basile, CEO

Dated: November 30, 2006